Exhibit 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: The Board of Directors and Stockholders of

Xinghe Technology Limited:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Xinghe Technology Limited (“the Company”) as of February 29, 2024 and February 28, 2023, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of February 29, 2024 and February 28, 2023, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GGF CPA LTD

PCAOB ID: 2729

We have served as the Company’s auditor since 2024.

Guangzhou, People’s Republic of China

December 12, 2024

Xinghe Technology Limited

Consolidated Balance Sheets

As of the years ended February 29, 2024 and 2023

	February 29, 2024 (Audited)	February 28, 2023 (Audited)
	$	$
Assets
Current assets
Cash and cash equivalents	32	-
Amounts due from related parties	22,233,602	288,496
Prepaid expenses and other current assets	34,733	-
Total current assets	22,268,367	288,496

Total Assets	22,268,367	288,496

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Other current payables	21,990,500	-
Total current liabilities	21,990,500	-

Total Liabilities	21,990,500	-

Stockholders’ (Deficit) Equity
Contributed capital	50,000	50,000
Subscription receivable	(50,000)	(50,000)
Additional paid-in capital	276,741	276,741
Accumulated deficit	-	-
Accumulated other comprehensive income	1,126	11,755
Total (Deficit) Equity	277,867	288,496

Total Liabilities and (Deficit) Equity	22,268,367	288,496

Xinghe Technology Limited

Consolidated Statements of Operations and Comprehensive Loss

For the years ended February 29, 2024 and 2023

	2024 (Audited)	2023 (Audited)
	$	$
Net revenues	-	-
Cost of revenues	-	-
Gross profit	-	-

Operating expenses:
General and administrative expenses	-	-
Total operating expenses	-	-

Operating income/(loss)	-	-

Other income/(expenses):
Interest income	-	-
Other income/(expense)	-	-
Total other income/(expenses)	-	-

Income/(loss) before taxes from operations	-	-

Provision for income taxes	-	-

Net income/(loss)	-	-

Other comprehensive (loss)/income:
Foreign currency translation (loss)/income	(10,629)	11,755
Total comprehensive (loss)/income	(10,629)	11,755

Xinghe Technology Limited

Consolidated Statements of Stockholders’ Equity

For the years ended February 29, 2024 and 2023

	Common Stock	Capital Contribution	Additional Paid-in Capital	Subscription Receivable	Accumulated Other Comprehensive (Loss)/Income	Total
	$	$	$	$		$
Balance, March 1, 2022	-	50,000	276,741	(50,000)	-	276,741
Net income/(loss)	-	-	-	-	-	-
Foreign currency translation adjustments	-	-	-	-	11,755	11,755
Balance, February 28, 2023 (Audited)	-	50,000	276,741	(50,000)	11,755	288,496

Balance, March 1, 2023	-	50,000	276,741	(50,000)	11,755	288,496
Net income/(loss)	-	-	-	-	-	-
Foreign currency translation adjustments	-	-	-	-	(10,629)	(10,629)
Balance, February 29, 2024 (Audited)	-	50,000	276,741	(50,000)	1,126	277,867

Xinghe Technology Limited

Consolidated Statements of Cash Flows

For the years ended February 29, 2024 and 2023

	2024 (Audited)	2023 (Audited)
	$	$
Net income/(loss)	-	-
Accounts payable and other current liabilities	34	-
Net cash provided by operating activities	34	-

Cash flows from investing activities
Proceeds from sale of property and equipment	-	-
Net cash provided by / (used in) investing activities	-	-

Cash flows from financing activities
Proceeds from additional paid in capital	-	-
Net cash provided by / (used in) financing activities	-	-

Effect of exchange rate changes on cash and cash equivalents	(2)	-

Net increase of cash and cash equivalents	32	-

Cash and cash equivalents–beginning of year	-	-

Cash and cash equivalents–end of year	32	-

Supplementary cash flow information:
Income taxes	-	-
Interest	-	-

1.	Organization and Principal Activities

Xinghe Technology Limited (“Xinghe”) was incorporated under the laws of the British Virgin Islands on September 9, 2024. Xinghe does not conduct any substantive operations on its own but instead intends to conduct its business operations through its variable interest entities (“VIE”s) and VIE’s subsidiaries in the People’s Republic of China (the “PRC”). Xinghe, its consolidated subsidiaries, VIEs and VIEs’ subsidiaries are hereinafter collectively referred to as “the Company”.

Keqiao Limited was incorporated under the laws of the HK on October 2, 2024, which was fully owned by Xinghe. Keqiao Limitied is an investment holding company.

Guangzhou Keqiao Enterprise Management Consulting Co., Ltd (“Keqiao WFOE”) was incorporated under the laws of the PRC on September 22, 2024. Its sole director is Xiujuan Chen. It specializes in digital culture and creative software development.

Guangzhou Keqiao Technology Co., Ltd (“Guangzhou Keqiao”) was incorporated under the laws of the PRC on August 22, 2024. Its sole director is Xiujuan Chen. It mainly focuses on IT system maintenance, digital content creation, AI and big data solutions, software and system development.

Shaoxing Keqiao Zhuyi Technology Co., Ltd (“Shaoxing Keqiao”) was incorporated under the laws of the PRC on February 18, 2022, which was fully owned by Guangzhou Keqiao. It mainly focuses on intelligent parking projects.

Pursuant to the Business Operation Agreement entered into among Keqiao WFOE and Guangzhou Keqiao on October 31, 2024, the Company obtained controlled over these PRC domestic companies by entering into a series of contractual arrangements with these PRC domestic companies and their nominee shareholders. These contractual agreements include power of attorney, exclusive option agreement, exclusive business cooperation agreements and equity pledge agreements. These contractual agreements can be extended at the relevant PRC subsidiaries’ options prior to the expiration date. As a result, the Company maintains the ability to control these PRC domestic companies, is entitled to substantially all of the economic benefits from these PRC domestic companies and is obligated to absorb all expected losses of these PRC domestic companies.

The consolidated financial statements reflected the activities of Xinghe and each of the following entities:

	Country/Place and date of	Percentage of direct or indirect economic benefits ownership
Companies	incorporation/establishment	February 29, 2024	February 28, 2023
Keqiao Limited	Hong Kong SAR, 10/2/2024	100%	100%

Guangzhou Keqiao Enterprise Management Consulting Co., Ltd	PRC, 10/22/2024	100%	100%
VIEs (Including VIE’s Subsidiaries)
Guangzhou Keqiao Technology Co., Ltd	PRC, 8/22/2024	100%	100%

Shaoxing Keqiao Zhuyi Technology Co., Ltd	PRC, 2/18/2022	100%	100%

2.	Variable Interest Entities

Pursuant to the Business Operation Agreement entered into among Keqiao WFOE and Guangzhou Keqiao on October 31, 2024, the Company obtained controlled over these PRC domestic companies by entering into a series of contractual arrangements with these PRC domestic companies and their nominee shareholders. These contractual agreements include power of attorney, exclusive option agreement, exclusive business cooperation agreements and equity pledge agreements. These contractual agreements can be extended at the relevant PRC subsidiaries’ options prior to the expiration date. As a result, the Company maintains the ability to control these PRC domestic companies, is entitled to substantially all of the economic benefits from these PRC domestic companies and is obligated to absorb all expected losses of these PRC domestic companies. Keqiao WFOE and its VIEs and VIE’s subsidiaries are collectively referred to as “the Group”.

a. Contractual agreements with VIEs

Power of Attorney

Pursuant to the power of attorney agreements among the Wholly Foreign Owned Enterprises (“WFOE”s), the VIEs and their respective nominee shareholders, each nominee shareholder of the VIEs irrevocably undertakes to appoint the WFOE, as the attorney-in-fact to exercise all of the rights as a shareholder of the VIEs, including, but not limited to, the right to convene and attend shareholders’ meeting, vote on any resolution that requires a shareholder vote, such as appoint or remove directors and other senior management, and other voting rights pursuant to the articles of association (subject to the amendments) of the VIEs. Each power of attorney agreement is irrevocable and remains in effect as long as the nominee shareholders continues to be a shareholder of the VIEs. Unless otherwise required by PRC Laws, none of the VIEs or its shareholders can unilaterally terminate this agreement.

Equity Pledge Agreement

Pursuant to the equity pledge agreements among the WFOEs, the VIEs and their respective nominee shareholders, the nominee shareholders of the VIEs pledged all of their respective equity interests in the VIEs to the WFOEs as collaterals for performance of the obligations of the VIEs and their nominee shareholders under the exclusive business cooperation agreements, the power of attorney agreements, and the exclusive option agreements. The nominee shareholders of the VIEs also undertake that, during the term of the equity pledge agreements, unless otherwise approved by the WFOEs in writing, they will not transfer the pledged equity interests or create or allow any new pledge or other encumbrance on the pledged equity interests. These equity pledge agreements remain in force until VIEs and their respective nominee shareholders discharge all their obligations under the contractual agreements.

Exclusive Business Corporation Agreement

Pursuant to the exclusive business cooperation agreements among the WFOEs and the VIEs, respectively, the WFOEs have the exclusive right to provide the VIEs with services related to, among other things, comprehensive technical support, professional training, consulting services, trademark and copyright of system. Without prior written consent of the WFOEs, the VIEs agree not to directly or indirectly accept the same or any similar services provided by any others regarding the matters ascribed by the exclusive business cooperation agreements. The VIEs agree to pay the WFOEs services fees, which shall be determined by the WFOEs. The WFOEs have the exclusive ownership of intellectual property rights created as a result of the performance of the agreements. The agreements shall remain effective except that the WFOEs are entitled to terminate the agreements in writing. Unless otherwise required by PRC Laws, the VIEs shall not unilaterally terminate this agreement.

Exclusive Option Agreement

Pursuant to the exclusive option agreements among WFOEs, the VIEs and their respective nominee shareholders, the nominee shareholders granted WFOEs exclusive right to purchase, when and to the extent permitted under PRC law, all or part of the equity interests from shareholders of VIEs. The exercise price for the options to purchase all or part of the equity interests shall be the minimum amount of consideration permissible under then applicable PRC law. The agreement shall be valid until WFOEs or its designated party purchases all the shares from shareholders of VIEs. The terms of the exclusive option agreement are 10 years and can be automatically extended until such time WFOEs delivers a confirmation letter specifying the renewal term of this agreement. Unless otherwise required by PRC Laws, the VIEs or its shareholders shall not unilaterally terminate this agreement.

b. Risks in relation to the VIE structure

On March 15, 2019, the National People’s Congress adopted the Foreign Investment Law of the PRC, which became effective on January 1, 2020, together with their implementation rules and ancillary regulations. The Foreign Investment Law does not explicitly classify contractual arrangements as a form of foreign investment, but it contains a catch-all provision under the definition of “foreign investment”, which includes investments made by foreign investors through means stipulated in laws or administrative regulations or other methods prescribed by the State Council. It is unclear whether the Group’s corporate structure will be seen as violating the foreign investment rules as the Group is currently leveraging the contractual arrangements to operate certain business in which foreign investors are prohibited from or restricted to investing. If variable interest entities fall within the definition of foreign investment entities, the Group’s ability to use the contractual arrangements with its VIEs and the Group’s ability to conduct business through the VIEs could be severely limited.

If the PRC government otherwise finds that the Group in violation of any existing or future PRC laws or regulations or lacks the necessary permits or licenses to operate the business, the Group’s relevant PRC regulatory authorities could:

● revoke the business licenses and/or operating licenses of the Group’s PRC entities;

● impose fines;

● confiscate any income that they deem to be obtained through illegal operations, or impose other requirements with which the Group may not be able to comply;

● discontinue or place restrictions or onerous conditions on the Group’s operations;

● place restrictions on the right to collect revenues;

● require the Group to restructure ownership structure or operations, including terminating the contractual agreements with the VIEs and deregistering the equity pledges of the VIEs, which in turn would affect the ability to consolidate the financial results of and derive economic interests from the VIEs and their subsidiaries;

● restrict or prohibit the use of the proceeds from financing activities to finance the business and operations of the VIEs and their subsidiaries; or

● take other regulatory or enforcement actions that could be harmful to the Group’s business.

The imposition of any of these penalties may result in a material and adverse effect on the Group’s ability to conduct the Group’s business. In addition, if the imposition of any of these penalties causes the Group to lose the rights to direct the activities of the VIEs or the right to receive its economic benefits, the Group would no longer be able to consolidate the VIEs. The management believes that the likelihood for the Group to lose such ability is remote based on current facts and circumstances. However, the interpretation and implementation of the laws and regulations in the PRC and their application to an effect on the legality, binding effect and enforceability of contracts are subject to the discretion of competent PRC authorities, and therefore there is no assurance that relevant PRC authorities will take the same position as the Group herein in respect of the legality, binding effect and enforceability of each of the contractual arrangements. Meanwhile, since the PRC legal system continues to rapidly evolve, it may lead to changes in PRC laws, regulations and policies or in the interpretation and application of existing laws, regulations and policies, which may limit legal protections available to the Group to enforce the contractual arrangements should the VIEs or the nominee shareholders of the VIEs fail to perform their obligations under those arrangements. The enforceability, and therefore the benefits, of the contractual agreements between the Company and the VIEs depend on nominee shareholders enforcing the contracts. There is a risk that nominee shareholders of VIEs, who in some cases are also shareholders of the Company may have conflict of interests with the Company in the future or fail to perform their contractual obligations. Given the significance and importance of the VIEs, there would be a significant negative impact to the Company if these contracts were not enforced.

The Group’s operations depend on the VIEs to honor their contractual agreements with the Group. The Company’s ability to direct activities of the VIEs that most significantly impact their economic performance and the Company’s right to receive the economic benefits that could potentially be significant to the VIEs depend on the authorization by the shareholders of the VIEs to exercise voting rights on all matters requiring shareholder approval in the VIEs. The Company believes that the agreements on authorization to exercise shareholder’s voting power are enforceable against each party thereto in accordance with their terms and applicable PRC laws or regulations currently in effect and the possibility that it will no longer be able to consolidate the VIEs as a result of the aforementioned risks and uncertainties is remote.

c. Summary of financial information of the Group’s VIEs (inclusive of VIE’s subsidiaries)

The following tables set forth the financial statement balances and amounts of the VIEs and their subsidiaries included in the condensed consolidated financial statements after the elimination of intercompany balances and transactions among VIEs and their subsidiaries within the Group.

	February 29, 2024	February 28, 2023
	$	$
Cash and cash equivalents	32	-
Prepaid expenses and other current assets	34,733	-
Amounts due from related parties	22,233,602	288,496
Total Assets	22,268,367	288,496
Other current payables	21,990,500	-
Total Liabilities	21,990,500	-
Total (Deficit) Equity of VIEs	277,867	288,496
Total Liabilities and (Deficit) Equity of VIEs	22,268,367	288,496

	February 29, 2024	February 28, 2023
	$	$
Net revenues	-	-
Cost of revenues	-	-
Gross profit	-	-
Total operating expenses	-	-
Operating income/(loss)	-	-
Total other income/(expenses)	-	-
Income/(loss) before taxes from operations	-	-
Provision for income taxes	-	-
Net income/(loss)	-	-
Net (loss)/income attributable to VIEs
Foreign currency translation (loss)/income	(10,629)	11,755
Total comprehensive (loss)/income	(10,629)	11,755

	February 29, 2024	February 28, 2023
	$	$
Net cash provided by operating activities	34	-
Net cash provided/(used in) by investing activities	-	-
Net cash provided/(used in) financing activities	-	-
Effect of exchange rate changes on cash and cash equivalents	(2)	-
Net increase in cash and cash equivalents	32	-
Cash and cash equivalents at the beginning of period	-	-
Cash and cash equivalents at the end of period	32	-

3.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements include the balances and results of operations of the Company have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchanges Commission (“SEC”) and in conformity with generally accepted accounting principles in the U.S. (“US GAAP”).

The accompanying financial statements are presented on the basis that the Company is a going concern. The going concern assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company incurred net income of $nil during the year ended February 29, 2024. As of February 29, 2024, the Company had net current assets of $277,867 and total equity of $277,867.

Method of accounting

Management has prepared the accompanying financial statements and these notes in accordance to generally accepted accounting principles in the United States of America. The Company maintains its general ledger and journals with the accrual method accounting.

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of six months or less, and unencumbered bank deposits to be cash equivalents.

Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations. PRC laws prescribe that an enterprise operating at a profit must appropriate and reserve, on an annual basis, an amount equal to 10% of its profit. Such an appropriation is necessary until the reserve reaches a maximum that is equal to 50% of the enterprise’s PRC registered capital.

The Company did not record any leases during the years ended February 29, 2024 and February 28, 2023.

Value added tax (“VAT”)

On January 1, 2012, the PRC Ministry of Finance and the State Administration of Taxation officially launched a pilot VAT reform program (“Pilot Program”), applicable to businesses in selected industries. Such VAT Pilot Program was phased in Beijing, Jiangsu, Anhui, Fujian, Guangdong, Tianjin, Zhejiang, and Hubei between September and December 2012. Business in the Pilot Program would pay VAT instead of sales tax. Starting from August 1, 2013, the Pilot Program was expanded to cover all regions in the PRC. Implementation of the Pilot Program, the new enrollment system development services and other operating services which were previously subject to business tax are therefore subject to VAT at the rate of 6% of revenue. The net VAT balance between input VAT and output VAT is recorded as accrued expenses in the Company’s financial statements.

Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currencies of the Company are in Renminbi (RMB). The Company’s assets and liabilities are translated into United States dollars from RMB at year-end exchange rates, and its revenues and expenses are translated at the average exchange rate during the year. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	02292024	02282023
Year end RMB: US$ exchange rate	7.1977	6.9325
Annual average RMB: US$ exchange rate	6.8392	6.5147

The RMB is not freely convertible into foreign currencies and all foreign exchange transactions must be conducted through authorized financial institutions.

Income taxes

Income tax expense comprises current and deferred taxation and is recognized in profit or loss except to the extent that it relates to items recognized directly in other comprehensive income or equity, in which case it is recognized directly in other comprehensive income or equity. Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable with respect to previous periods.

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

The Company accounts for uncertain tax positions by reporting a liability for uncertain tax positions taken or expected to be taken in a tax return. Tax benefits are recognized from uncertain tax positions when the Company believes that it is more likely than not that the tax position will be sustained on examination by the tax authorities based on the technical merits of the position. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expenses.

Comprehensive income

The Company uses FASB ASC Topic 220, “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except the changes in paid-in capital and distributions to stockholders due to investments by stockholders.

Financial instruments

The Company’s financial instruments, including cash and equivalents, accounts and other receivables, accounts and other payables, accrued liabilities and short-term debt, have carrying amounts that approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

●	Level 1 - inputs to the valuation methodology used quoted prices for identical assets or liabilities in active markets.
●	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

Recent accounting pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Under this ASU, public entities must annually (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than five percent of the amount computed by multiplying pretax income or loss by the applicable statutory income tax rate). This ASU’s amendments are effective for all entities that are subject to Topic 740, Income Taxes, for annual periods beginning after December 15, 2024, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

In October 2021, the FASB issued ASU No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08), which clarifies that an acquirer of a business should recognize and measure contract assets and contract liabilities in a business combination in accordance with Topic 606, Revenue from Contracts with Customers. The new amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. The amendments should be applied prospectively to business combinations occurring on or after the effective date of the amendments, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

4.	Other current Payables

	February 29, 2024	February 28, 2023
	(Audited)	(Audited)
	$	$
Other payable	21,990,500	-
	21,990,500	-

The Company took over debts from the businesses listed below to provide financial support to two subsidiaries of Jingbo Technology, Inc. (“SVMB”), Zhejiang Jingbo Ecological Technoogy Co. and Hangzhou Zhuyi Technology Co. Xiujuan Chen, the director and shareholder of the Company, owned 23.54% of SVMB. Loan transfer agreements were executed on March 16 and 17, 2023. Loan terms ranged from three years to three years and seven months. Interest rates varied from 0% to 3%. Interests were waived until October 1, 2024. Principle will be fully repaid upon maturity however early repayments are permitted.

The below table shows transferred amount from each business to the Company.

Transferee	Transferred amounts (RMB)	Transferred amounts (USD)
Hangzhou Chiyi Enterprise Management Partnership (Limited Partnership)	30,000,000.00	4,219,409
Hangzhou Chuangzhu Enterprise Management Partnership (Limited Partnership)	10,097,186.49	1,420,139
Hangzhou HongKuo Enterprise Management Partnership (Limited partnership)	41,802,605.93	5,879,410
Hangzhou Hongying Enterprise Management Partnership (Limited Partnership)	10,000,000.00	1,406,470
Hangzhou Liujin Enterprise Management Partnership (Limited Partnership)	46,533,386.81	6,544,780
Hangzhou Liujin Enterprise Management Partnership Co., Ltd.	8,427,428.49	1,185,292
Hangzhou Ruiqi Enterprise Management Partnership (Limited Partnership)	45,925,219.59	6,459,243
Hangzhou Zhusheng Enterprise Management Partnership (Limited Partnership)	20,000,000.00	2,812,940
Hangzhou Zhuyuan Enterprise Management Partnership (Limited Partnership)	20,000,000.00	2,812,940
Total	232,785,827.31	32,740,623

Between May 19, 2023 and July 24, 2023, apart from Hangzhou Chiyi Enterprise Management Partnership and Hangzhou Ruiqi Enterprise Management Partnership, all other partnerships were deregistered. Prior to deregistration, these partnerships transferred loans to Hangzhou Jizhong Ecological Technology Co., Ltd. totaling $21,966,818 with the original maturity unchanged and annual interest rate being 3%. Interest is payable monthly from October 1, 2024. Principle will be fully repaid upon maturity with early repayment permitted.

During the year ended February 28, 2024, the Company repaid $3,659,988 to Hangzhou Ruiqi Enterprise Management Partnership.

On February 5, 2024, the Company transferred loans owed by four external parties to Hangzhou Jizhong Ecological Technology Co., Ltd. with a total amount of $6,873,055. As of February 28, 2024, the outstanding balance was $21,990,500.

5.	Related Party Transactions

(a)	The Company had the following balances due from related parties:

As February 29, 2024 and February 28, 2023, the following related parties owed funds to the Company:

	February 29, 2024	February 28, 2023	Relationship

Zhejiang Jingbo Ecological Technology Co.	1,541,265	-	Xiujuan Chen holds 23.54% of Jingbo Technology, Inc’s shares and serves as the company’s executive director. Jingbo Technology, Inc controls 100% of Zhejiang Jingbo Ecological Technology Co. through a VIE structure.
Hangzhou Zhuyi Technology Co.	20,414,470	-	Xiujuan Chen holds 23.54% of Jingbo Technology, Inc’s shares and serves as the company’s executive director. Jingbo Technology, Inc controls of Hangzhou Zhuyi Technology Co. through a VIE structure.
Xiujuan Chen	277.867	288,496	Shareholder
	22,233,602	288,496

These advances were unsecured, non-interest bearing and due on demand.

6.	Income Taxes

PRC

The Company’s subsidiaries incorporated in the PRC are subject to a profits tax rate of 25% for income generated and operation in the country.

The full realization of the tax benefit associated with the carry forward losses depends predominantly upon the Company’s ability to generate taxable income during the carry forward period.

The Company did not have any income tax expenses during the years ended February 29, 2024 and February 28, 2023.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

7.	Reserve

Foreign currency translation reserve

The foreign currency translation reserve represents translation differences arising from translation of foreign currency financial statements into the Company’s reporting currency.

8.	Risks

A.	Credit risk

The Company’s deposits are with banks located in the PRC. They do not carry federal deposit insurance and may be subject to loss if the banks become insolvent.

Since the Company’s inception, the age of account receivables has been less than one year indicating that the Company is subject to minimal risk from credit extended to customers.

B.	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by changes in the political, economic, and legal environments in the PRC.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

C.	Interest risk

The Company does not have any liability that is subject to interest rate risk.

D.	Inflation Risk

Management monitors changes in prices levels. Historically inflation has not materially impacted the Company’s financial statements; however, significant increases in the price of raw materials and labor that cannot be passed to the Company’s customers could adversely impact the Company’s results of operations.

9.	Subsequent Events

On October 29, 2024, Guangzhou Keqiao increased its capital from RMB 2,000,000 (US$276,741) to RMB 5,000,000 (US$ 691,642). Capital is fully paid. Payments were made between November 14 and 18, 2024.

On November 18, 2024, Jingbo Technology, Inc. (“SVMB”) entered in to a Shares Exchange Agreement “the “Shares Exchange Agreement”) with Xinghe, and Hangdu Technology Limited, a British Virgin Islands company and the sole shareholder of Xinghe (“Hangdu”). Pursuant to the Share Exchange Agreement, SVMB will issue 550,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company to Hangdu, in consideration for all the issued and outstanding shares in Xinghe (the “Acquisition”). Hangdu will transfer all the issued and outstanding shares of Xinghe at the closing of the Share Exchange Agreement.

On December 9, 2024, the Acquisition was completed pursuant to the terms of the Shares Exchange Agreement dated November 18, 2024. As consideration for the Acquisition, SVMB issued 550,000,000 shares of Common Stock to Hangdu in exchange for the 50,000 ordinary shares, representing all the issued and outstanding shares of Xinghe, owned by Hangdu. After the Acquisition, Hangdu became the largest shareholder of Jingbo and held approximately 99.0% issued and outstanding shares of SVMB. Xiujuan Chen, a citizen of People’s Republic of China, is the sole shareholder of Hangdu. Xinghe is the sole shareholder of Keqiao Limited, which is incorporated in Hong Kong and holds 100% of Keqiao WFOE, which is incorporated in Guangzhou, China. Keqiao WFOE entered into a series of contractual arrangements, including equity pledge agreements, shareholders’ voting rights proxy agreement, exclusive business cooperation agreements, and exclusive call option agreements, with Guangzhou Keqiao, giving Keqiao WFOE’s right to control and operate the business of Guangzhou Keqiao. Guangzhou Keqiao is the sole shareholder of Shaoxing Keqiao, an innovative technology company incorporated in China specializing in intelligent parking projects. After the Acquisition, SVMB will continue its smart parking business in Zhejiang, China. Shaoxing Keqiao is an innovative technology company specializing in intelligent parking projects in Zhejiang, China. The platform owned by Shaoxing Keqiao supports online payment of parking fees, enabling seamless access to parking spaces, which greatly improves the user’s parking experience. Shaoxing Keqiao utilizes modern information technologies such as the Internet of Things, big data, cloud computing, and mobile payment to provide solutions for the intelligent management and service of urban parking resources.

Xinghe Technology Limited

Condensed Consolidated Balance Sheets

As of August 31, 2024 and February 29, 2024

	August 31, 2024 (Unaudited)	February 29, 2024 (Audited)
	$	$
Assets
Current assets
Cash and cash equivalents	86	32
Amounts due from related parties	22,314,978	22,233,602
Prepaid expenses and other current assets	35,261	34,733
Total current assets	22,350,325	22,268,367

Total Assets	22,350,325	22,268,367

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Other current payables	22,080,032	21,990,500
Total current liabilities	22,080,032	21,990,500

Total Liabilities	22,080,032	21,990,500

Stockholders’ (Deficit) Equity
Contributed capital	50,000	50,000
Subscription receivable	(50,000)	(50,000)
Additional paid-in capital	276,741	276,741
Accumulated deficit	(11,850)	-
Accumulated other comprehensive income	5,402	1,126
Total (Deficit) Equity	270,293	277,867

Total Liabilities and (Deficit) Equity	22,350,325	22,268,367

Xinghe Technology Limited

Condensed Consolidated Statements of Operations and Comprehensive Loss

for the six months ended August 31, 2024 and 2023

	August 31, 2024 (Unaudited)	August 31, 2024 (Unaudited)
	$	$
Net revenues	-	-
Cost of revenues	-	-
Gross profit	-	-

Operating expenses:
General and administrative expenses	(11,850)	-
Total operating expenses	(11,850)	-

Operating loss	(11,850)	-

Other income/(expenses):
Interest income	-	-
Other income/(expense)	-	-
Total other income/(expenses)	-	-

Loss before taxes from operations	(11,850)	-

Provision for income taxes	-	-

Net loss	(11,850)	-

Other comprehensive income/(loss):
Foreign currency translation income/(loss)	4,276	(12,946)
Total comprehensive loss	(7,574)	(12,946)

Xinghe Technology Limited

Condensed Consolidated Statements of Stockholders’ Equity

For the six months ended August 31, 2024 and 2023

	Common Stock	Capital Contribution	Additional Paid-in Capital	Subscription Receivable	Retained Earnings	Accumulated Other Comprehensive (Loss)/Income	Total
	$	$	$	$			$
Balance, March 1, 2023	-	50,000	276,741	(50,000)	-	11,755	288,496
Net income/(loss)	-	-	-	-	-	-	-
Foreign currency translation adjustments	-	-	-	-	-	(12,946)	(12,946)
Balance, August 31, 2023 (Unaudited)	-	50,000	276,741	(50,000)	-	(1,191)	275,550

Balance, March 1, 2024	-	50,000	276,741	(50,000)	-	1,126	277,867
Net income/(loss)	-	-	-	-	(11,850)	-	(11,850)
Foreign currency translation adjustments	-	-	-	-	-	4,276	4,276
Balance, August 31, 2024 (Unaudited)	-	50,000	276,741	(50,000)	(11,850)	5,402	270,293

Xinghe Technology Limited

Condensed Consolidated Statements of Cash Flows

For the six months ended August 31, 2024 and 2023

	2024 (Unaudited)	2023 (Unaudited)
	$	$
Net loss	(11,850)	-
Accounts payable and other current liabilities	-	-
Net cash used in operating activities	(11,850)	-

Cash flows from investing activities
Interest-free loan repaid by related parties	11,848	-
Net cash provided by investing activities	11,848	-

Cash flows from financing activities
Proceeds from additional paid in capital	-	-
Net cash provided by / (used in) financing activities	-	-

Effect of exchange rate changes on cash and cash equivalents	56	-

Net increase of cash and cash equivalents	54	-

Cash and cash equivalents–beginning of year	32	-

Cash and cash equivalents–end of year	86	-

Supplementary cash flow information:
Income taxes	-	-
Interest	-	-

1.	Organization and Principal Activities

Xinghe Technology Limited (“Xinghe”) was incorporated under the laws of the British Virgin Islands on September 9, 2024. Xinghe does not conduct any substantive operations on its own but instead intends to conduct its business operations through its variable interest entities (“VIE”s) and VIE’s subsidiaries in the People’s Republic of China (the “PRC”). Xinghe, its consolidated subsidiaries, VIEs and VIEs’ subsidiaries are hereinafter collectively referred to as “the Company”.

Keqiao Limited was incorporated under the laws of the HK on October 2, 2024, which was fully owned by Xinghe. Keqiao Limitied is an investment holding company.

Guangzhou Keqiao Enterprise Management Consulting Co., Ltd (“Keqiao WFOE”) was incorporated under the laws of the PRC on September 22, 2024. Its sole director is Xiujuan Chen. It specializes in digital culture and creative software development.

Guangzhou Keqiao Technology Co., Ltd (“Guangzhou Keqiao”) was incorporated under the laws of the PRC on August 22, 2024. Its sole director is Xiujuan Chen. It mainly focuses on IT system maintenance, digital content creation, AI and big data solutions, software and system development.

Shaoxing Keqiao Zhuyi Technology Co., Ltd (“Shaoxing Keqiao”) was incorporated under the laws of the PRC on February 18, 2022, which was fully owned by Guangzhou Keqiao. It mainly focuses on intelligent parking projects.

Pursuant to the Business Operation Agreement entered into among Keqiao WFOE and Guangzhou Keqiao on October 31, 2024, the Company obtained controlled over these PRC domestic companies by entering into a series of contractual arrangements with these PRC domestic companies and their nominee shareholders. These contractual agreements include power of attorney, exclusive option agreement, exclusive business cooperation agreements and equity pledge agreements. These contractual agreements can be extended at the relevant PRC subsidiaries’ options prior to the expiration date. As a result, the Company maintains the ability to control these PRC domestic companies, is entitled to substantially all of the economic benefits from these PRC domestic companies and is obligated to absorb all expected losses of these PRC domestic companies.

The consolidated financial statements reflected the activities of Xinghe and each of the following entities:

	Country/Place and date of	Percentage of direct or indirect economic benefits ownership
Companies	incorporation/establishment	August 31, 2024	February 29, 2024
Keqiao Limited	Hong Kong SAR, 10/2/2024	100%	100%

Guangzhou Keqiao Enterprise Management Consulting Co., Ltd	PRC, 10/22/2024	100%	100%
VIEs (Including VIE’s Subsidiaries)
Guangzhou Keqiao Technology Co., Ltd	PRC, 8/22/2024	100%	100%

Shaoxing Keqiao Zhuyi Technology Co., Ltd	PRC, 2/18/2022	100%	100%

2.	Variable Interest Entities

Pursuant to the Business Operation Agreement entered into among Keqiao WFOE and Guangzhou Keqiao on October 31, 2024, the Company obtained controlled over these PRC domestic companies by entering into a series of contractual arrangements with these PRC domestic companies and their nominee shareholders. These contractual agreements include power of attorney, exclusive option agreement, exclusive business cooperation agreements and equity pledge agreements. These contractual agreements can be extended at the relevant PRC subsidiaries’ options prior to the expiration date. As a result, the Company maintains the ability to control these PRC domestic companies, is entitled to substantially all of the economic benefits from these PRC domestic companies and is obligated to absorb all expected losses of these PRC domestic companies. Keqiao WFOE and its VIEs and VIE’s subsidiaries are collectively referred to as “the Group”.

a. Contractual agreements with VIEs

Power of Attorney

Pursuant to the power of attorney agreements among the Wholly Foreign Owned Enterprises (“WFOE”s), the VIEs and their respective nominee shareholders, each nominee shareholder of the VIEs irrevocably undertakes to appoint the WFOE, as the attorney-in-fact to exercise all of the rights as a shareholder of the VIEs, including, but not limited to, the right to convene and attend shareholders’ meeting, vote on any resolution that requires a shareholder vote, such as appoint or remove directors and other senior management, and other voting rights pursuant to the articles of association (subject to the amendments) of the VIEs. Each power of attorney agreement is irrevocable and remains in effect as long as the nominee shareholders continues to be a shareholder of the VIEs. Unless otherwise required by PRC Laws, none of the VIEs or its shareholders can unilaterally terminate this agreement.

Equity Pledge Agreement

Pursuant to the equity pledge agreements among the WFOEs, the VIEs and their respective nominee shareholders, the nominee shareholders of the VIEs pledged all of their respective equity interests in the VIEs to the WFOEs as collaterals for performance of the obligations of the VIEs and their nominee shareholders under the exclusive business cooperation agreements, the power of attorney agreements, and the exclusive option agreements. The nominee shareholders of the VIEs also undertake that, during the term of the equity pledge agreements, unless otherwise approved by the WFOEs in writing, they will not transfer the pledged equity interests or create or allow any new pledge or other encumbrance on the pledged equity interests. These equity pledge agreements remain in force until VIEs and their respective nominee shareholders discharge all their obligations under the contractual agreements.

Exclusive Business Corporation Agreement

Pursuant to the exclusive business cooperation agreements among the WFOEs and the VIEs, respectively, the WFOEs have the exclusive right to provide the VIEs with services related to, among other things, comprehensive technical support, professional training, consulting services, trademark and copyright of system. Without prior written consent of the WFOEs, the VIEs agree not to directly or indirectly accept the same or any similar services provided by any others regarding the matters ascribed by the exclusive business cooperation agreements. The VIEs agree to pay the WFOEs services fees, which shall be determined by the WFOEs. The WFOEs have the exclusive ownership of intellectual property rights created as a result of the performance of the agreements. The agreements shall remain effective except that the WFOEs are entitled to terminate the agreements in writing. Unless otherwise required by PRC Laws, the VIEs shall not unilaterally terminate this agreement.

Exclusive Option Agreement

Pursuant to the exclusive option agreements among WFOEs, the VIEs and their respective nominee shareholders, the nominee shareholders granted WFOEs exclusive right to purchase, when and to the extent permitted under PRC law, all or part of the equity interests from shareholders of VIEs. The exercise price for the options to purchase all or part of the equity interests shall be the minimum amount of consideration permissible under then applicable PRC law. The agreement shall be valid until WFOEs or its designated party purchases all the shares from shareholders of VIEs. The terms of the exclusive option agreement are 10 years and can be automatically extended until such time WFOEs delivers a confirmation letter specifying the renewal term of this agreement. Unless otherwise required by PRC Laws, the VIEs or its shareholders shall not unilaterally terminate this agreement.

b. Risks in relation to the VIE structure

On March 15, 2019, the National People’s Congress adopted the Foreign Investment Law of the PRC, which became effective on January 1, 2020, together with their implementation rules and ancillary regulations. The Foreign Investment Law does not explicitly classify contractual arrangements as a form of foreign investment, but it contains a catch-all provision under the definition of “foreign investment”, which includes investments made by foreign investors through means stipulated in laws or administrative regulations or other methods prescribed by the State Council. It is unclear whether the Group’s corporate structure will be seen as violating the foreign investment rules as the Group is currently leveraging the contractual arrangements to operate certain business in which foreign investors are prohibited from or restricted to investing. If variable interest entities fall within the definition of foreign investment entities, the Group’s ability to use the contractual arrangements with its VIEs and the Group’s ability to conduct business through the VIEs could be severely limited.

If the PRC government otherwise finds that the Group in violation of any existing or future PRC laws or regulations or lacks the necessary permits or licenses to operate the business, the Group’s relevant PRC regulatory authorities could:

● revoke the business licenses and/or operating licenses of the Group’s PRC entities;

● impose fines;

● confiscate any income that they deem to be obtained through illegal operations, or impose other requirements with which the Group may not be able to comply;

● discontinue or place restrictions or onerous conditions on the Group’s operations;

● place restrictions on the right to collect revenues;

● require the Group to restructure ownership structure or operations, including terminating the contractual agreements with the VIEs and deregistering the equity pledges of the VIEs, which in turn would affect the ability to consolidate the financial results of and derive economic interests from the VIEs and their subsidiaries;

● restrict or prohibit the use of the proceeds from financing activities to finance the business and operations of the VIEs and their subsidiaries; or

● take other regulatory or enforcement actions that could be harmful to the Group’s business.

The imposition of any of these penalties may result in a material and adverse effect on the Group’s ability to conduct the Group’s business. In addition, if the imposition of any of these penalties causes the Group to lose the rights to direct the activities of the VIEs or the right to receive its economic benefits, the Group would no longer be able to consolidate the VIEs. The management believes that the likelihood for the Group to lose such ability is remote based on current facts and circumstances. However, the interpretation and implementation of the laws and regulations in the PRC and their application to an effect on the legality, binding effect and enforceability of contracts are subject to the discretion of competent PRC authorities, and therefore there is no assurance that relevant PRC authorities will take the same position as the Group herein in respect of the legality, binding effect and enforceability of each of the contractual arrangements. Meanwhile, since the PRC legal system continues to rapidly evolve, it may lead to changes in PRC laws, regulations and policies or in the interpretation and application of existing laws, regulations and policies, which may limit legal protections available to the Group to enforce the contractual arrangements should the VIEs or the nominee shareholders of the VIEs fail to perform their obligations under those arrangements. The enforceability, and therefore the benefits, of the contractual agreements between the Company and the VIEs depend on nominee shareholders enforcing the contracts. There is a risk that nominee shareholders of VIEs, who in some cases are also shareholders of the Company may have conflict of interests with the Company in the future or fail to perform their contractual obligations. Given the significance and importance of the VIEs, there would be a significant negative impact to the Company if these contracts were not enforced.

The Group’s operations depend on the VIEs to honor their contractual agreements with the Group. The Company’s ability to direct activities of the VIEs that most significantly impact their economic performance and the Company’s right to receive the economic benefits that could potentially be significant to the VIEs depend on the authorization by the shareholders of the VIEs to exercise voting rights on all matters requiring shareholder approval in the VIEs. The Company believes that the agreements on authorization to exercise shareholder’s voting power are enforceable against each party thereto in accordance with their terms and applicable PRC laws or regulations currently in effect and the possibility that it will no longer be able to consolidate the VIEs as a result of the aforementioned risks and uncertainties is remote.

c. Summary of financial information of the Group’s VIEs (inclusive of VIE’s subsidiaries)

The following tables set forth the financial statement balances and amounts of the VIEs and their subsidiaries included in the condensed consolidated financial statements after the elimination of intercompany balances and transactions among VIEs and their subsidiaries within the Group.

	August 31, 2024 (Unaudited)	February 29, 2024 (Audited)
	$	$
Cash and cash equivalents	86	32
Prepaid expenses and other current assets	35,261	34,733
Amounts due from related parties	22,314,978	22,233,602
Total Assets	22,350,325	22,268,367
Advances from customers
Other current payables	22,080,032	21,990,500
Total Liabilities	22,080,032	21,990,500
Total (Deficit) Equity of VIEs	270,293	277,867
Total Liabilities and (Deficit) Equity of VIEs	22,350,325	22,268,367

	August 31, 2024 (Unaudited)	August 31, 2023 (Unaudited)
	$	$
Net revenues	-	-
Cost of revenues	-	-
Gross profit	-	-
Total operating expenses	(11,850)	-
Operating income/(loss)	-	-
Total other expenses	(11,850)	-
Loss before taxes from operations	(11,850)	-
Provision for income taxes	-	-
Net loss	(11,850)	-
Net loss attributable to VIEs	(11,850)	-
Foreign currency translation income/(loss)	4,276	(12,946)
Total comprehensive loss	(7,574)	(12,946)

	August 31, 2024 (Unaudited)	August 31, 2023 (Unaudited)
	$	$
Net cash used in operating activities	(11,850)	-
Net cash provided by investing activities	11,848	-
Net cash provided/(used in) by financing activities	-	-
Effect of exchange rate changes on cash and cash equivalents	56	-
Net increase in cash and cash equivalents	54	-
Cash and cash equivalents at the beginning of period	32	-
Cash and cash equivalents at the end of period	86	-

3.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements include the balances and results of operations of the Company have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchanges Commission (“SEC”) and in conformity with generally accepted accounting principles in the U.S. (“US GAAP”).

The accompanying financial statements are presented on the basis that the Company is a going concern. The going concern assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company incurred net loss of $11,850 during the six months ended August 31, 2024. As of August 31, 2024, the Company had net current assets of $270,293 and total equity of $270,293.

Method of accounting

Management has prepared the accompanying financial statements and these notes in accordance to generally accepted accounting principles in the United States of America. The Company maintains its general ledger and journals with the accrual method accounting.

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less, and unencumbered bank deposits to be cash equivalents.

Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations. PRC laws prescribe that an enterprise operating at a profit must appropriate and reserve, on an annual basis, an amount equal to 10% of its profit. Such an appropriation is necessary until the reserve reaches a maximum that is equal to 50% of the enterprise’s PRC registered capital.

Value added tax (“VAT”)

On January 1, 2012, the PRC Ministry of Finance and the State Administration of Taxation officially launched a pilot VAT reform program (“Pilot Program”), applicable to businesses in selected industries. Such VAT Pilot Program was phased in Beijing, Jiangsu, Anhui, Fujian, Guangdong, Tianjin, Zhejiang, and Hubei between September and December 2012. Business in the Pilot Program would pay VAT instead of sales tax. Starting from August 1, 2013, the Pilot Program was expanded to cover all regions in the PRC. Implementation of the Pilot Program, the new enrollment system development services and other operating services which were previously subject to business tax are therefore subject to VAT at the rate of 6% of revenue. The net VAT balance between input VAT and output VAT is recorded as accrued expenses in the Company’s financial statements.

Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currencies of the Company are in Renminbi (RMB). The Company’s assets and liabilities are translated into United States dollars from RMB at year-end exchange rates, and its revenues and expenses are translated at the average exchange rate during the year. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	08312024	02292024	08312023
Year end RMB: US$ exchange rate	7.0900	7.1977	7.2582
Annual average RMB: US$ exchange rate	7.0565	6.8392	6.8996

The RMB is not freely convertible into foreign currencies and all foreign exchange transactions must be conducted through authorized financial institutions.

Income taxes

Income tax expense comprises current and deferred taxation and is recognized in profit or loss except to the extent that it relates to items recognized directly in other comprehensive income or equity, in which case it is recognized directly in other comprehensive income or equity. Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable with respect to previous periods.

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

The Company accounts for uncertain tax positions by reporting a liability for uncertain tax positions taken or expected to be taken in a tax return. Tax benefits are recognized from uncertain tax positions when the Company believes that it is more likely than not that the tax position will be sustained on examination by the tax authorities based on the technical merits of the position. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expenses.

Comprehensive income

The Company uses FASB ASC Topic 220, “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except the changes in paid-in capital and distributions to stockholders due to investments by stockholders.

Financial instruments

The Company’s financial instruments, including cash and equivalents, accounts and other receivables, accounts and other payables, accrued liabilities and short-term debt, have carrying amounts that approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

●	Level 1 - inputs to the valuation methodology used quoted prices for identical assets or liabilities in active markets.
●	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

Recent accounting pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Under this ASU, public entities must annually (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than five percent of the amount computed by multiplying pretax income or loss by the applicable statutory income tax rate). This ASU’s amendments are effective for all entities that are subject to Topic 740, Income Taxes, for annual periods beginning after December 15, 2024, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

In October 2021, the FASB issued ASU No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08), which clarifies that an acquirer of a business should recognize and measure contract assets and contract liabilities in a business combination in accordance with Topic 606, Revenue from Contracts with Customers. The new amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. The amendments should be applied prospectively to business combinations occurring on or after the effective date of the amendments, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

4.	Other current payables

	August 31, 2024	February 29, 2024
	(Unaudited)	(Audited)
	$	$
Other payable	22,080,032	21,990,500
	22,080,032	21,990,500

The Company took over debts from the businesses listed below to provide financial support to two subsidiaries of Jingbo Technology, Inc. (“SVMB”), Zhejiang Jingbo Ecological Technoogy Co. and Hangzhou Zhuyi Technology Co. Xiujuan Chen, the director and shareholder of the Company, owned 23.54% of SVMB. Loan transfer agreements were executed on March 16 and 17, 2023. Loan terms ranged from three years to three years and seven months. Interest rates varied from 0% to 3%. Interests were waived until October 1, 2024. Principle will be fully repaid upon maturity however early repayments are permitted.

The below table shows transferred amount from each business to the Company.

Transferee	Transferred amounts (RMB)	Transferred amounts (USD)
Hangzhou Chiyi Enterprise Management Partnership (Limited Partnership)	30,000,000.00	4,219,409
Hangzhou Chuangzhu Enterprise Management Partnership (Limited Partnership)	10,097,186.49	1,420,139
Hangzhou HongKuo Enterprise Management Partnership (Limited partnership)	41,802,605.93	5,879,410
Hangzhou Hongying Enterprise Management Partnership (Limited Partnership)	10,000,000.00	1,406,470
Hangzhou Liujin Enterprise Management Partnership (Limited Partnership)	46,533,386.81	6,544,780
Hangzhou Liujin Enterprise Management Partnership Co., Ltd.	8,427,428.49	1,185,292
Hangzhou Ruiqi Enterprise Management Partnership (Limited Partnership)	45,925,219.59	6,459,243
Hangzhou Zhusheng Enterprise Management Partnership (Limited Partnership)	20,000,000.00	2,812,940
Hangzhou Zhuyuan Enterprise Management Partnership (Limited Partnership)	20,000,000.00	2,812,940
Total	232,785,827.31	32,740,623

Between May 19, 2023 and July 24, 2023, apart from Hangzhou Chiyi Enterprise Management Partnership and Hangzhou Ruiqi Enterprise Management Partnership, all other partnerships were deregistered. Prior to deregistration, these partnerships transferred loans to Hangzhou Jizhong Ecological Technology Co., Ltd. totaling $21,966,818 with the original maturity unchanged and annual interest rate being 3%. Interest is payable monthly from October 1, 2024. Principle will be fully repaid upon maturity with early repayment permitted.

During the year ended February 28, 2024, the Company repaid $3,659,988 to Hangzhou Ruiqi Enterprise Management Partnership.

On February 5, 2024, the Company transferred loans owed by four external parties to Hangzhou Jizhong Ecological Technology Co., Ltd. with a total amount of $6,873,055.

During the six months ended August 31, 2024, the Company repaid $245,675 to Hangzhou Ruiqi Enterprise Management Partnership. As of August 31, 2024, the outstanding balance was $22,080,032.

5.	Related Party Transactions

(a) The Company had the following balances due from related parties:

As of August 31, 2024 and February 29, 2024, the following related parties owed funds to the Company:

	August 31, 2024	February 29, 2024	Relationship

Zhejiang Jingpo Ecological Technology Co.	1,320,164	1,541,265	Xiujuan Chen holds 23.54% of Jingbo Technology, Inc’s shares and serves as the company’s executive director. Jingbo Technology, Inc controls Zhejiang Jingbo Ecological Technology Co. through a VIE structure.
Hangzhou Zhuyi Technology Co.	20,712,727	20,414,470	Xiujuan Chen holds 23.54% of Jingbo Technology, Inc’s shares and serves as the company’s executive director. Jingbo Technology, Inc held 100% of Hangzhou Zhuyi Technology Co. through a VIE structure.
Xiujuan Chen	282,087	277,867	Shareholder
	22,314,978	22,233,602

These advances were unsecured, non-interest bearing and due on demand.

6.	Income Taxes

PRC

The Company’s subsidiaries incorporated in the PRC are subject to a profits tax rate of 25% for income generated and operation in the country.

The full realization of the tax benefit associated with the carry forward losses depends predominantly upon the Company’s ability to generate taxable income during the carry forward period.

The Company did not have any income tax expenses during the six months ended August 31, 2024 and the financial year ended February 29, 2024.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

7.	Subsequent Events

On October 29, 2024, Guangzhou Keqiao increased its capital from RMB 2,000,000 (US$276,741) to RMB 5,000,000 (US$ 691,642). Capital is fully paid. Payments were made between November 14 and 18, 2024.

On November 18, 2024, Jingbo Technology, Inc. (“SVMB”) entered in to a Shares Exchange Agreement “the “Shares Exchange Agreement”) with Xinghe, and Hangdu Technology Limited, a British Virgin Islands company and the sole shareholder of Xinghe (“Hangdu”). Pursuant to the Share Exchange Agreement, SVMB will issue 550,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company to Hangdu, in consideration for all the issued and outstanding shares in Xinghe (the “Acquisition”). Hangdu will transfer all the issued and outstanding shares of Xinghe at the closing of the Share Exchange Agreement.

On December 9, 2024, the Acquisition was completed pursuant to the terms of the Shares Exchange Agreement dated November 18, 2024. As consideration for the Acquisition, SVMB issued 550,000,000 shares of Common Stock to Hangdu in exchange for the 50,000 ordinary shares, representing all the issued and outstanding shares of Xinghe, owned by Hangdu. After the Acquisition, Hangdu became the largest shareholder of Jingbo and held approximately 99.0% issued and outstanding shares of SVMB. Xiujuan Chen, a citizen of People’s Republic of China, is the sole shareholder of Hangdu. Xinghe is the sole shareholder of Keqiao Limited, which is incorporated in Hong Kong and holds 100% of Keqiao WFOE, which is incorporated in Guangzhou, China. Keqiao WFOE entered into a series of contractual arrangements, including equity pledge agreements, shareholders’ voting rights proxy agreement, exclusive business cooperation agreements, and exclusive call option agreements, with Guangzhou Keqiao, giving Keqiao WFOE’s right to control and operate the business of Guangzhou Keqiao. Guangzhou Keqiao is the sole shareholder of Shaoxing Keqiao, an innovative technology company incorporated in China specializing in intelligent parking projects. After the Acquisition, SVMB will continue its smart parking business in Zhejiang, China. Shaoxing Keqiao is an innovative technology company specializing in intelligent parking projects in Zhejiang, China. The platform owned by Shaoxing Keqiao supports online payment of parking fees, enabling seamless access to parking spaces, which greatly improves the user’s parking experience. Shaoxing Keqiao utilizes modern information technologies such as the Internet of Things, big data, cloud computing, and mobile payment to provide solutions for the intelligent management and service of urban parking resources.